UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BLUE OWL CAPITAL CORPORATION III

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

- Re: Vote now! Blue Owl Capital Corporation III Annual Meeting

- Re: PLEASE VOTE! Blue Owl Capital Corporation III Annual Meeting

- Re: REMINDER: Your OBDE shares still need to be voted for the Annual Meting

- Re: VOTE NOW! Blue Owl Capital Corporation III is still seeking investor votes on important proposals

- Re: OBDE - We Need Your Vote – One Week Left!

- Re: OBDE - Last Day to Vote Your Shares, We Need Your Vote!

BLUE OWL CAPITAL CORPORATION

III

2024 Annual Meeting

June 21, 2024

VOTE NOW

Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

Ways to Vote

ProxyVote	800.690.6903	Virtual Meeting

Important Information

For holders as of March 25, 2024

Vote Common Shares by: June 20, 2024	Control Number: 0123456789012345

This email represents the following share(s):

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

View documents: Proxy Statement | 10-K Report |

© 2024 Broadridge Financial Solutions Inc.
P.O. Box 1310, Brentwood, NY 11717
ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc.
CUSIP is a registered trademark of the American Bankers Association.
All other registered marks belong to their respective owners.
Email Settings | Terms and Conditions | Privacy Statement

Your vote matters. Let your proxy vote be heard. Go to proxyvote.com

Your vote is very important. Please vote your shares today. The Whether annual or shareholder not you plan meeting to attend, will your be held vote on is very June important. 21, 2024. You can vote your shares by internet, telephone, or mail. 0000 0000 0000 0000 Simply follow the instructions on the enclosed form. 0000 0000 0000 0000 For your convenience, we’ve highlighted where you can find your NOTE: Number. This Please is not refer an actual to the Control proxy unique Control Number. card for your unique Control Number. If you have any questions or need assistance, please call 1-877-495-1274 Four ways to vote: 0000 0000 0000 0000 ONLINE PHONE QR CODE MAIL NOTE: This is not an actual Control 0000 0000 0000 0000 Number. instruction Please form refer for your to the unique voting PROXYVOTE.COM WITHOUT A PROXY CARD WITH A SMARTPHONE VOTE PROCESSING Control Number. Please have your proxy Call 1-877-495-1274 66-58 -065 Vote by scanning the Mark, sign and date card in hand when Monday to Friday, 9:00 Quick Response Code or your ballot and return it accessing the website. a.m. to 10:00 p.m. ET to “QR Code” on the Proxy in the postage-paid There are easy-to-follow speak with a proxy Card/VIF enclosed. envelope provided. directions to help you specialist. complete the electronic WITH A PROXY CARD voting instruction form. Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

Your vote matters. Let your proxy vote be heard. Go to proxyvote.com

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? printed The Securities set of proxy and Exchange materials. Commission The Notice provides (“SEC”) permits instructions companies on how to send to view the your enclosed company’s “Notice” proxy instead materials, of a full vote online and request a full set of printed materials by mail. your There company’s are several costs advantages and reducing to your the company environmental sending impact a Notice from instead printing of a and full mailing set of materials, full sets of including proxy materials. lowering How do I view the proxy materials online? Go enclosed to www. Notice. proxyvote.com and enter your control number to get started. Your control number can be found on the What if I prefer to receive a paper copy of the proxy materials? You the Get can Informed easily request Before a paper You Vote copy section which of will the be Notice mailed to you at no cost. Instructions on how to do so can be found in Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. For www. more sec. gov/spotlight/proxymatters/e-proxy. information about the SEC’s Notice and shtml. Access Proxy Rules please visit: